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                                                                   Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Westbury Metals Group, Inc. on Form S-1 of our report dated August 25, 1999 appearing in the Prospectus which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Lima, Peru

May 10, 2000


                                             NOLES MONTEBLANCO & ASOC. S.C.
                                             Member Firm of BKR International

Walter A. Noles (partner)
Peruvian Public Accountant
Matriculation No. 7208